UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 20, 2012

Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	000-14492	34-1469491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

307 North Defiance Street,	Archbold, Ohio	43502
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code (419) 446-2501

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 20, 2012, Farmers & Merchants Bancorp, Inc. issued a press release announcing that its Board of Directors has authorized the repurchase of up to 200,000 shares (approximately 4.26%) of its outstanding common stock commencing January 20, 2012, and ending December 31, 2012. A copy of the press release is furnished herewith as Exhibit 99. The Board has authorized the appropriate officers of the Company to effect repurchases either in the open market or in privately negotiated transactions.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Exhibit

99	Press release, dated January 20, 2012, announcing authorization for Registrant’s 2012 stock repurchase program.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

FARMERS & MERCHANTS BANCORP, INC. (Registrant)

Dated: January 20, 2012	/s/ PAUL S. SIEBENMORGEN
Paul S. Siebenmorgen
President & Chief Executive Officer

/s/ BARBARA J. BRITENRIKER
Barbara J. Britenriker
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99	Company Press Release dated January 20, 2012